UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 20, 2016

ENLINK MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

DELAWARE	001-36340	16-1616605
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS RD. DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.                                        Unregistered Sales of Equity Securities.

The text in Item 7.01 of this Current Report on Form 8-K regarding the issuance in kind by EnLink Midstream Partners, LP (the “Partnership”) of 1,106,616 additional Series B Cumulative Convertible Preferred Units representing limited partner interests in the Partnership (the “Preferred Units”) and the text in (i) Item 5.03 of the Partnership’s Current Report on Form 8-K, dated January 7, 2016, filed with the Securities and Exchange Commission on January 12, 2016, and (ii) Item 3.02 of the Partnership’s Current Report on Form 8-K, dated December 6, 2015, filed with the Securities and Exchange Commission on December 7, 2015, regarding the terms of the Preferred Units, is incorporated into this item by reference.  The Partnership will issue 1,106,616 additional Preferred Units on November 11, 2016 in a private transaction exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and certain rules and regulations promulgated under that section.

Item 7.01.                                        Regulation FD Disclosure.

On October 20, 2016, the Partnership issued a press release announcing that on November 11, 2016, it will pay a quarterly distribution to unitholders of record on October 31, 2016.  The distribution will consist of (i) $0.39 per common unit to its common unitholders and (ii) an aggregate amount of 1,106,616 additional Preferred Units issued in kind to its holder of the Preferred Units.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit shall be deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01.                                        Financial Statements and Exhibits.

(d)           Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press Release dated October 20, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM PARTNERS, LP

	By:	EnLink Midstream GP, LLC,
its General Partner

Date: October 20, 2016	By:	/s/ Michael J. Garberding
Michael J. Garberding
President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press Release dated October 20, 2016.